Exhibit 10.7


                               THEGLOBE.COM, INC.

               NON QUALIFIED STOCK OPTION AGREEMENT


I. NOTICE OF STOCK OPTION GRANT:

Kellie L. Smythe
c/o theglobe.com, inc.
110 East Broward Boulevard, 14th Floor
Fort Lauderdale, FL 33301

      You ("Optionee") have been granted an option to purchase Common Stock of theglobe.com, inc. (the "Company"), subject to the terms and conditions of this Stock Option Agreement. The terms of your grant are set forth below:

      Date of Grant:                   July 17, 2003

      Exercise Price per Share         $0.20 per Share

      Total Number of Shares Granted   500,000

      Total Exercise Price:            $100,000.00

      Type of Option:                  Non-Qualified Stock Option

      Exercise and Vesting Schedule:   Twenty five percent (25%) of the total
                                       number of Shares covered by the Option
                                       shall vest immediately after the Grant
                                       Date. The balance of the Shares covered
                                       by the Option shall vest on a pro rata
                                       basis in successive three (3) month
                                       intervals during the period commencing on the date that is three (3) months following the Grant Date and ending on the third (3rd) anniversary of the Grant
                                       Date (equivalent to 33,333.33 shares per such three month interval)(each such date being a "Vesting Date").

      Term/Expiration Date:            July 17, 2013 (Tenth anniversary of
                                       date of grant).

      Plan: This Stock Option is not being granted pursuant to any particular stock option plan (a "Plan") of the Company and shall be governed solely by this Agreement.

II.   AGREEMENT:

1. Grant of Option. The Company hereby grants the Optionee an option to purchase the number of Shares set forth in the Notice of Stock Option Grant (the "Notice of Grant"), at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"). This Option is not intended to, and does not qualify as an Incentive stock Option as defined in Section 422 of the Code. Unless otherwise specified, defined terms used below have the meanings ascribed to such terms in Section 10 below.

2.  Exercise of Option. This Option is exercisable as follows:

    (a) Right to exercise.

         (i) This option shall be exercisable cumulatively according to the Exercise and Vesting Schedule set out in the Notice of Grant.

         (ii)There shall be no proportionate or partial vesting in the periods prior to each Vesting Date and vesting shall occur only on the appropriate Vesting Date.

         (iii) This Option may not be exercised for a fraction of a Share.

         (iv) In the event of Optionee's termination of Continuous Status as an employee or Consultant, the exercisability of the Option is governed by
    Section 6 below.

         (v) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

    (b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached as Exhibit A). The notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be necessary in order for the Company to comply with applicable laws and regulations. The notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the company. The notice must be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. This option shall be deemed to be exercised upon receipt by the company of such written Notice accompanied by the Exercise Price and payment of any applicable withholding tax.

               No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with applicable laws and regulations and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the option is exercised with respect to such Shares.

3. Method of Payment. Payment of the Exercise Price shall be any of the following, or a combination thereof, at the election of the Optionee:

     (a)  cash;

     (b)  check;

     (c)  with the consent of the  Company,  other  shares of Common Stock that:
          (i) in the case of shares acquired upon exercise of an option granted by the Company either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said option shall be exercised;

     (d) with the consent of the Company in its sole and absolute discretion, authorization from the company to retain the total number of shares as to which the option is exercised that number of shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of shares as to which the Option is exercised;

     (e) with the consent of the Company, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the company the amount of sale or loan proceeds required to pay the exercise price;

     (f) with the consent of the Company a combination of any of the foregoing methods of payment;

     (g) with the consent of the Company, a combination of any of the foregoing methods of payment at least equal in value to the stated capital represented by the shares to be issued, plus a promissory note for the balance of the exercise price; or

     (h) with the consent of the Company, such other consideration and method of payment for the issuance of shares to the extent permitted under applicable laws and regulations.

4. Restrictions on Exercise. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

5.  Effect of Certain Transactions.
    -------------------------------

     (a) In the event of a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company (a "Transaction"), the Option shall be assumed, or an equivalent option shall be substituted, by the Successor Corporation; provided, however, that, unless otherwise determined by the Company, the Option shall remain subject to all of the conditions and restrictions which were applicable to the Option prior to such assumption or substitution; and further provided that in connection with any sale of all or substantially all of the assets of the Company, the Company may determine not to require the assumption of this Option in which event this Option shall be exercisable only until the earlier of (i) the original Term/Expiration Date as set forth in the Notice of Grant and (ii) ninety days from the date of closing of any such sale. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive upon exercise, for each Share subject to the Option immediately prior to the Transaction, the consideration (whether stock, cash, or other securities or property) received in the Transaction for each Share held on the effective date of the Transaction (and if holders were offered a choice of consideration, the type of such consideration as determined by the Board of Directors).

     (b) In the event of a Change in Control, whether or not in conjunction with a transaction which would constitute a Transaction within the meaning of Section 5(a) above, then concurrently with the effective date of such change in control, fifty percent (50%) of all then unvested Shares covered by the Option shall vest. Such immediately vesting Shares shall be deemed to have vested pro rata from the remaining unvested Shares pursuant to the Vesting Schedule set forth in the Notice of Grant.

6.   Termination of Relationship.
     ----------------------------

     (a) If Optionee's Continuous Status as an employee or Consultant is terminated for any reason (other than by reason of death), Optionee may exercise this option for a period of three (3) months after such termination (but in no event beyond the expiration of the stated term) to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date of such termination. To the extent that Optionee was not vested in this option at the date on which Optionee's Continuous Status as an employee or Consultant is terminated, or if Optionee does not exercise this option within the time specified herein, the Option shall terminate.

     (b) If Optionee's Continuous Status as an employee or Consultant is terminated as a result of Optionee's death, Optionee's heirs or personal representative (or other administrator of Optionee's estate) may exercise this option for a period of one (1) year after such death (but in no event beyond the expiration of the stated term) to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date of such death. To the extent that Optionee was not vested in this option at the date of death, or if Optionee's heirs or personal representatives (or other administrator of Optionee's estate) do not exercise this option within the time specified herein, the Option shall terminate.

7. Non-Transferability of Option. This option may not be transferred in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. Term of Option. This Option may be exercised only within the terms set out in the Notice of Grant.

9. Registration. The Company will use its commercially reasonable efforts to take all steps necessary to register the Shares underlying this Option under the Securities Act of 1933, as amended, on form S-8 or any other form necessary as soon as practical (which shall in all events be deemed timely if registered within 180 days from the Date of Grant), following execution of this Agreement. In the event that the Shares are not so registered at the time of exercise then the certificates representing the Shares issued or to be issued hereunder shall be stamped or otherwise imprinted with legends substantially in the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR AN INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH LAWS.

10.  Defined Terms.
     --------------

     The following defined terms when used in this Agreement will have the following meanings:

     (a) "Affiliate" means a person controlling, controlled by, or under common control with, another Person.

     (b) "Change in Capitalization" means any increase or reduction in the number of shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     (c)  "Change in Control" means the occurrence of either of the following:

          (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange
     Act) or forty percent (40%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 10(c)(i), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A

     "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Majority-Owned Subsidiary"), (ii) the Company or its Majority-Owned Subsidiaries, (iii) Edward Cespedes or Michael Egan or any Affiliate of either or both of such Persons, or (iv) any Person in connection with a "Non-Control Transaction" (as hereinafter defined); or

          (ii) The consummation of:

               a) a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction". A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                    i) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization; and

                    ii) no Person other than (1) the Company, (2) any Majority-Owned Subsidiary, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any majority-owned subsidiary, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities of its common stock.

               b) the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Majority-Owned Subsidiary or the distribution to the Company's stockholders of the stock of a Majority-Owned Subsidiary or any other assets).

               Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the

          Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     (d) "Consultant" means any consultant or advisor that qualifies as an "employee" within the meaning of the rules applicable to Form S-8, as in effect from time to time, of the Securities Act of 1933, as amended.

     (e) "Continuous Status" means the employment or relationship as a Consultant is not interrupted or terminated. The Board of Directors, in its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted in the case of:
          (i) any leave of absence approved by the Board of Directors, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (f) "Fair Market Value" means as of any particular date, the closing sales prices of the Common Stock on such date on the principal national securities exchange on which such Common Stock is listed or admitted trading, or, if not so listed or admitted to trading, the average of the closing bid price and closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted (including the Over-the-Counter Bulletin Board), or if there have been no published bid or asked quotations with respect to the Common Stock on such date, Fair Market Value shall be the value established by the Board of Directors in good faith.

     (g) "Person" means a natural person or any corporation, partnership, limited liability company or other entity.

11. Adjustments. In the event of a Change in Capitalization, the Company shall make such adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities as the Board of Directors, in its sole discretion, believes is equitably required to prevent dilution or enlargement of the rights granted hereunder.

12. Withholding of Taxes. Upon exercise of the Option, Optionee will pay to the Company (or make arrangements satisfactory to the Company that are in compliance with applicable laws), any U.S. federal, state or local taxes of any kind required by law to be withheld with respect of the exercise of the Option. The Company and/or its Subsidiaries shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Optionee any U.S. federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of the Option. The Optionee may elect to have withheld a portion of the Shares issuable upon exercise of the Option having an aggregate fair market value, on the date preceding the date of such issuance, equal to the taxes required to be withheld.

13. Application of Section 16 of the Securities Act. The Optionee has been advised that the Optionee may be subject to the reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934 (the "`34 Act") and the holder may be subject to insider trading restrictions and reporting requirements on the purchase and sale of securities of the Company imposed under the `34 Act.

14. Successors and Assigns. The Company may assign any of its rights under this agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

15. Governing Law; Severability. This Agreement shall be governed by and constructed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

16. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address shown below beneath its signature, or to such other addresses as such party may designate in writing from time to time with the other party.

17. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

18. Modification of Agreement. This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

19. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

                          theglobe.com, inc.
                          110 E. Broward Blvd
                          Suite 1400
                          Fort Lauderdale, FL 33301

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the ____ day of _____________, 2003.

      theglobe.com, inc.

      By:___________________________

      Name:_________________________

      Title:________________________


Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed this Option in it's entirety, had an opportunity to obtain the advice of counsel prior to executing this Option and full understands all provisions of the Option. Optionee hereby agrees to accept as binding conclusive and final all decisions or interpretations of the Company upon any questions arising under the Option. Optionee further agrees to notify the Company upon any changes in the residence address indicated below.


Dated: ______________, 2003


      ------------------------------------
      Kellie L. Smythe


      Mailing Address:

      110 East Broward Boulevard, 14th Floor
      Fort Lauderdale, FL 33301

                                    EXHIBIT A

                               THEGLOBE.COM, INC.

                                 EXERCISE NOTICE


theglobe.com, inc.

Attention:  Secretary

1. Exercise of Option. Effective as of today, __________, ______, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of theglobe.com, inc. (the "Company") under and pursuant to the Non-Qualified Stock Option Agreement dated __________, __________, (the "Option Agreement")

2.  Representations  of  Optionee.   Optionee  acknowledges  that  Optionee  has
received, read and understood the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section IV of Article One of the Plan. Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares.

4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

5. Restrictive Legends.
   --------------------

     (a) Legends. Optionee understands and agrees that the Company shall cause any other legends that may be required by state or federal securities laws to be placed upon any certificate(s) evidencing ownership of the Shares.

     (b) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6. Successors and Assigns. The Company may assign any of its rights under this agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

7. Governing Law; Severability. This Agreement shall be governed by and constructed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

8. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address shown below beneath its signature, or to such other addresses as such party may designate in writing from time to time with the other party.

9. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

10. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

11. Entire Agreement. The Option Agreement is incorporated herein by reference. This Agreement and the Option Agreement constitute the entire agreement if the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.



Submitted by:                       Accepted by:

Optionee:                           theglobe.com, inc.


_______________________________     By:___________________________

                                    Its:__________________________


Address:

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